39115-P2 03/26

PUTNAM FUNDS TRUST

SUPPLEMENT DATED MARCH 30, 2026

TO THE SUMMARY PROSPECTUS AND PROSPECTUS

EACH DATED JANUARY 1, 2026

OF PUTNAM FOCUSED EQUITY FUND (THE “FUND”)

I. Proposed Conversion of the Fund to an ETF

For all existing and prospective shareholders of the Fund:

•	The Fund will be converted from a mutual fund to an exchange-traded fund. This conversion is anticipated to occur in or around the fourth quarter of 2026.
•	If you are an existing shareholder of the Fund, and your account can hold an exchange-traded fund, your Fund shares will be converted, and no action is needed by you.
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If you hold shares of the Fund in an account that cannot hold an exchange-traded fund (i.e., your account is not permitted to purchase securities traded in the stock market), there are certain actions you can take.

•	The conversion does not require your approval, and you are not being asked to vote.

At a meeting on March 27, 2026, the Board of Trustees of the Putnam Funds (the “Board”) approved the conversion of the Fund into an exchange-traded fund through the reorganization of the Fund with and into a newly-organized exchange-traded fund (the “ETF”).

The Board, including all of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund, determined that participation in the reorganization is in the best interests of the Fund and that the interests of existing shareholders of the Fund will not be diluted as a result of the reorganization.

Pursuant to an Agreement and Plan of Reorganization approved by the Board, the reorganization of the Fund will consist of (1) the transfer of substantially all of the Fund’s assets, subject to its liabilities, to the ETF in return for shares of the ETF; and (2) the distribution of the ETF shares to the Fund’s shareholders in complete liquidation of the Fund. The ETF’s investment goal, investment adviser, and portfolio management team are expected to be the same as those of the Fund, and the ETF’s principal investment strategies are expected to be substantially similar to those of the Fund.

Putnam Investment Management LLC (“Putnam Management”), the Fund’s investment adviser, believes that the reorganization will provide multiple benefits for shareholders of the Fund, including lower net expenses, additional trading flexibility with respect to fund shares, potentially more efficient portfolio management, and increased portfolio holdings transparency.

Completion of the reorganization is subject to a number of conditions under the Agreement and Plan of Reorganization. Fund shareholders are not required to approve and will not be asked to vote on the reorganization. Subject to regulatory approvals, Fund shareholders will be mailed, on or around June 15, 2026, a prospectus/information statement describing in detail both the reorganization and the ETF and a summary of the Board’s considerations in approving the reorganization.

Importantly, in order to receive shares of the ETF as part of the reorganization, Fund shareholders must hold their shares of the Fund through a brokerage account that can accept shares of the ETF. If Fund shareholders do not hold their shares of the Fund through that type of brokerage account, the ETF shares the shareholder receives as part of the reorganization will be held by a transfer agent of the ETF for the account and benefit of the shareholder for a term of approximately nine months. If the shareholder has not established an appropriate account to hold the ETF shares and informed the transfer agent of the ETF of the new account by a certain date, the shares will be liquidated and the proceeds sent to the shareholder. For shareholders that do not currently hold their shares of the Fund through a brokerage account that can hold shares of the ETF, information will be provided regarding additional actions that those shareholders must take in order to receive shares of the ETF as part of the reorganization. No further action is required for shareholders that hold shares of the Fund through a brokerage account that can hold shares of the ETF.

Upon the closing of the reorganization, each shareholder of the Fund will receive shares of the ETF having the same aggregate net asset value (“NAV”) as the shares of the Fund they held on the date of the reorganization and become a shareholder of the ETF. However, before the reorganization, the Fund will, for each shareholder of record, redeem the number of shares and/or fractional shares as is necessary so that the shareholder will receive a whole number of ETF shares upon the closing of the reorganization, with the shareholder receiving cash equal to the NAV of any redeemed Fund shares and/or fractional shares. The distribution of redemption proceeds to shareholders may be a taxable event and those shareholders are encouraged to consult their tax advisors to determine the effect of any such redemption.

It is anticipated that the reorganization will qualify as a tax-free reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss in connection with the reorganization, except to the extent that they receive cash in connection with the redemption of any shares and/or fractional shares before the reorganization, as described above. It is anticipated that the reorganization would occur in or around the fourth quarter of 2026.

II. Waivers of Sales Charges

Effective May 29, 2026, any front-end sales charges applicable to the purchase of Fund shares or contingent deferred sales charges applicable to the redemption of Fund shares will be waived.

III. Close of Fund to New Investors

Effective August 3, 2026, the Fund will not accept purchase orders from new investors.

QUESTIONS AND ANSWERS

Q: Why is the Fund being converted to an exchange-traded fund?

A: Putnam Management and the Board believe that the conversion will provide multiple benefits for shareholders of the Fund, including lower net expenses, additional trading flexibility, potentially more efficient portfolio management, and increased portfolio holdings transparency.

Q: What are the differences between an exchange-traded fund and a mutual fund?

A: Exchange-traded funds are structurally different from mutual funds in several important aspects:

•	A mutual fund may offer multiple share classes with different sales charges, expenses, and/or minimum investments. An exchange-traded fund will not issue multiple classes of shares.
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A mutual fund investor may purchase and redeem shares directly from the mutual fund (through a distributor or a financial intermediary). Most exchange-traded fund investors will buy and sell shares in secondary market transactions through brokers.

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A mutual fund will accept purchase and redemption orders from any shareholders on days that the mutual fund is open for business, and those orders will be effected at that day’s NAV. An exchange-traded fund will issue or redeem shares at its NAV per share only in one or more groupings of a specified large number of shares called a “Creation Unit,” on days that the exchange-traded fund is open for business. Only an exchange-traded fund’s “authorized participants” are permitted to engage in creation or redemption transactions directly with the exchange-traded fund. All other shareholders will buy and sell shares of the exchange-traded fund on an exchange at market prices.

The principal risks of an investment in the ETF will be substantially similar to the principal risks of an investment in the Fund, except that, as a shareholder of the ETF, you would also be subject to risks related to its ETF structure. These risks include the risk that shares of the ETF will trade at market prices that are above (premium) or below (discount) NAV or that the ETF’s “authorized participants” will not engage in creation or redemption transactions, which could cause the ETF’s shares to trade at a discount to NAV and possibly face trading halts and/or delisting from the securities exchange on which they trade. Following the conversion, shareholders may bear certain costs with respect to maintaining brokerage accounts and buying and selling ETF shares in the secondary market that shareholders do not experience as shareholders of the Fund.

Q: How is the ETF expected to be managed after the change?

A: The ETF is expected to be managed in substantially the same manner as the Fund, with no changes to the investment goal or investment adviser and with substantially similar principal investment strategies. The ETF is expected to be managed by the same portfolio managers as the Fund.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the ETF, nor is it a solicitation of any proxy. For more information regarding the ETF, or to receive a free copy of the prospectus/information statement relating to the reorganization (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the reorganization has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-225-1581. The prospectus/information statement relating to the reorganization will also be available for free on the Securities and Exchange Commission’s web site (http://www.sec.gov). Please read the prospectus/information statement relating to the reorganization carefully before making any investment decisions.

Please retain this supplement for future reference.

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